Supplement dated November 1, 2017
to the Prospectus and Summary Prospectus (as previously supplemented, if applicable) of each of the following funds
(each, a Fund, and collectively, the Funds):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Alternative Strategies Fund (prior to February 28, 2017 known as Active Portfolios® Multi-Manager Alternatives Fund)	1/1/2017
Multi-Manager Directional Alternative Strategies Fund	9/1/2017
Multi-Manager Growth Strategies Fund	8/1/2017
Multi-Manager Small Cap Equity Strategies Fund (prior to February 28, 2017 known as Active Portfolios® Multi-Manager Small Cap Equity Fund)	1/1/2017
Multi-Manager Total Return Bond Strategies Fund (prior to February 28, 2017 known as Active Portfolios® Multi-Manager Total Return Bond Fund)	1/1/2017
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2017
Effective immediately, the following changes are hereby made to each Fund's Prospectus and Summary Prospectus:
Class Z shares are renamed and all references to such share class in the Prospectus and Summary Prospectus are hereby replaced with the following new share class name:

Former Share Class Name	New Share Class Name (and abbreviation)
(prior to November 1, 2017)	(as of November 1, 2017)
Class Z	Institutional Class (Class Inst)
All references in the "Buying, Selling and Exchanging Shares" section of the Prospectus to a "T plus three" (i.e., trade date plus three business days) settlement cycle are hereby superseded and replaced with a "T plus two" settlement cycle.
The information under the heading "Small Account Policy - Financial Intermediary Networked and Wrap Fee Accounts" or "Small Account Policy - Broker-Dealer and Wrap Fee Accounts", as applicable, in the "Buying, Selling and Exchanging Shares - Transactions Rules and Policies" section of the Prospectus is hereby superseded and replaced with the following:
The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.
For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.
For Multi-Manager Alternative Strategies Fund, Multi-Manager Small Cap Equity Strategies Fund and Multi-Manager Total Return Bond Strategies Fund, the last two bullets under the heading "Other Exchange Rules You Should Know" in the "Buying, Selling and Exchanging Shares - Exchanging Shares" section of the Prospectus are hereby superseded and replaced with the following; and for Multi-Manager Directional Alternative Strategies Fund, Multi-Manager Growth Strategies Fund and Multi-Manager Value Strategies Fund, the last two bullets under the heading "Other Redemption Rules You Should Know" in the "Buying, Selling and Exchanging Shares - Selling Shares" section of the Prospectus are hereby deleted and the following is added under the heading "Other Exchange Rules You Should Know" in the "Buying, Selling and Exchanging Shares - Exchanging Shares" section of the Prospectus:
■	You may only exchange shares of a Multi-Manager Strategies Fund for the same class of shares of another Multi-Manager Strategies Fund.
Shareholders should retain this Supplement for future reference.
SUP000_00_057_(11/17)